SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2012

Universal Stainless & Alloy Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25032	25-1724540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Mayer Street, Bridgeville, Pennsylvania		15017
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8 - K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre - commencement communications pursuant to Rule 14d - 2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

☐	Pre - commencement communications pursuant to Rule 13 - 4(c) under the Exchange Act (17 CFR 240.13e - 4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 5, 2012, Universal Stainless and Alloy Products, Inc. issued a press release regarding its corrected earnings for the third quarter ended September 30, 2012. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the attached press release regarding the Company’s corrected earnings for the third quarter ended September 30, 2012, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated November 5, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

By:	/s/ Douglas M. McSorley
Vice President of Finance,
Chief Financial Officer and Treasurer

Dated: November 5, 2012